Financial Instruments and Financial Risk Management	12 Months Ended
Dec. 31, 2021
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Financial Instruments and Financial Risk Management	Financial Instruments and Financial Risk Management
The Corporation’s financial instruments consist of cash and cash equivalents, accounts receivable, risk management contracts, certain long-term investments and other assets, accounts payable and accrued liabilities, dividends payable, short-term and long-term debt, and certain other current and long-term liabilities.

Fair Value Hierarchy

AltaGas categorizes its financial assets and financial liabilities into one of three levels based on fair value measurements and inputs used to determine the fair value.

Level 1 - fair values are based on unadjusted quoted prices in active markets for identical assets or liabilities. Fair values are based on direct observations of transactions involving the same assets or liabilities and no assumptions are used. Included in this category are publicly traded shares valued at the closing price as at the balance sheet date.

Level 2 - fair values are determined based on valuation models and techniques where inputs other than quoted prices included within Level 1 are observable for the asset or liability either directly or indirectly. AltaGas enters into derivative instruments in the futures, over-the-counter and retail markets to manage fluctuations in commodity prices and foreign exchange rates. The fair values of power, natural gas, NGL, LPG, ocean freight, and oil derivative contracts were calculated using forward prices based on published sources for the relevant period, adjusted for factors specific to the asset or liability, including basis and location differentials, discount rates, and currency exchange. The fair value of foreign exchange derivative contracts was calculated using quoted market rates.

Level 3 - fair values are based on inputs for the asset or liability that are not based on observable market data. AltaGas uses valuation techniques when observable market data is not available. Level 3 derivatives include physical contracts at illiquid market locations with no observable market data, long-dated positions where observable pricing is not available over the life of the contract, contracts valued using historical spot price volatility assumptions, and valuations using indicative broker quotes for inactive market locations. A significant change to any one of these inputs in isolation could result in a significant upward or downward fluctuation in the fair value measurement.

The following methods and assumptions were used to estimate the fair value of each significant class of financial instruments:

Other current liabilities - the carrying amounts approximate fair value because of the short maturity of these instruments.

Current portion of long-term debt, Long-term debt and Other long-term liabilities - the fair value of these liabilities was estimated based on discounted future interest and principal payments using the current market interest rates of instruments with similar terms.

Risk management assets and liabilities - the fair values of power, natural gas and NGL, LPG, ocean freight, and oil derivative contracts were calculated using forward prices from published sources for the relevant period. The fair value of foreign exchange derivative contracts was calculated using quoted market rates. The fair value of Level 3 derivative contracts was calculated using internally developed valuation inputs and pricing models.

Loans and receivables – the fair value of these assets was estimated based on discounted future interest and principal payments using the current market interest rates of instruments with similar terms.

As at	December 31, 2021
	Carrying Amount	Level 1	Level 2	Level 3	Total Fair Value
Financial assets
Fair value through net income (a)
Risk management assets - current	$112	$—	$73	$39	$112
Risk management assets - non-current	50	—	22	28	50
Fair value through regulatory assets (a)
Risk management assets - current	1	—	—	1	1
Risk management assets - non-current	1	—	—	1	1
	$164	$—	$95	$69	$164
Financial liabilities
Fair value through net income (a)
Risk management liabilities - current	$113	$—	$58	$55	$113
Risk management liabilities - non-current	90	—	11	79	90
Fair value through regulatory liabilities (a)
Risk management liabilities - current	15	—	—	15	15
Risk management liabilities - non-current	75	—	—	75	75
Amortized cost
Current portion of long-term debt	511	—	511	—	511
Long-term debt	7,684	—	7,898		7,898
Other current liabilities (b)	43	—	43	—	43
	$8,531	$—	$8,521	$224	$8,745
(a)    To manage price risk associated with acquiring natural gas supply for Maryland, Virginia, and District of Columbia utility customers, Washington Gas, a subsidiary of the Corporation, enters into physical and financial derivative transactions. Any gains and losses associated with these derivatives are recorded as regulatory liabilities or assets, respectively, to reflect the rate treatment for these economic hedging activities. Additionally, as part of its asset optimization program, Washington Gas enters into derivatives with the primary objective of securing operating margins that Washington Gas will ultimately realize. Regulatory sharing mechanisms provide for the annual realized profit from these transactions to be shared between Washington Gas' shareholder and customers; therefore, changes in fair value are recorded through earnings, or as regulatory assets or liabilities to the extent that it is probable that realized gains and losses associated with these derivative transactions will be included in the rates charged to customers when they are realized.
(b)    Excludes non-financial liabilities.

As at	December 31, 2020
	Carrying Amount	Level 1	Level 2	Level 3	Total Fair Value
Financial assets
Fair value through net income (a)
Risk management assets - current	$94	$—	$73	$21	$94
Risk management assets - non-current	38	—	2	36	38
Fair value through regulatory assets (a)
Risk management assets - current	4	—	1	3	4
Risk management assets - non-current	9	—	—	9	9
	$145	$—	$76	$69	$145
Financial liabilities
Fair value through net income (a)
Risk management liabilities - current	$102	$—	$78	$24	$102
Risk management liabilities - non-current	66	—	15	51	66
Fair value through regulatory liabilities (a)
Risk management liabilities - current	9	—	—	9	9
Risk management liabilities - non-current	79	—	1	78	79
Amortized cost
Current portion of long-term debt	360	—	360	—	360
Long-term debt	7,626	—	8,451	—	8,451
Other current liabilities (b)	37	—	37	—	37
	$8,279	$—	$8,942	$162	$9,104
(a)To manage price risk associated with acquiring natural gas supply for Maryland, Virginia, and District of Columbia utility customers, Washington Gas, a subsidiary of the Corporation, enters into physical and financial derivative transactions. Any gains and losses associated with these derivatives are recorded as regulatory liabilities or assets, respectively, to reflect the rate treatment for these economic hedging activities. Additionally, as part of its asset optimization program, Washington Gas enters into derivatives with the primary objective of securing operating margins that Washington Gas will ultimately realize. Regulatory sharing mechanisms provide for the annual realized profit from these transactions to be shared between Washington Gas' shareholder and customers; therefore, changes in fair value are recorded through earnings, or as regulatory assets or liabilities to the extent that it is probable that realized gains and losses associated with these derivative transactions will be included in the rates charged to customers when they are realized.
(b)Excludes non‑financial liabilities.

Financial assets and liabilities not included in the fair value hierarchy table include money market funds, short term debt, and commercial paper. The carrying value of these financial instruments approximate their fair value, which reflects the short-term maturity and/or normal credit terms of these financial instruments.

The following table includes quantitative information about the significant unobservable inputs used in the fair value measurement of Level 3 financial instruments as at December 31, 2021:

	Net Fair Value	Valuation Technique	Unobservable Inputs	Range			Weighted Average (a)
Natural gas	$(106)	Discounted Cash Flow	Natural Gas Basis Price (per Dth)	$(1.79)	-	$5.71	$(0.51)
Natural gas	$(1)	Option Model	Natural Gas Basis Price (per Dth)	$(1.61)	-	$5.57	$0.39
			Annualized Volatility of Spot Market Natural Gas	14%	-	399%	60%
Electricity	$(48)	Discounted Cash Flow	Electricity Congestion Price (per MWh)	$(8.13)	-	$93.94	$18.37
(a) Unobservable inputs were weighted by transaction volume.

The following tables provide a reconciliation of changes in net fair value of derivative assets and liabilities classified as Level 3 in the fair value hierarchy:

For the year ended December 31	2021			2020
	Natural Gas	Electricity	Total	Natural Gas	Electricity	Total
Balance, beginning of year	$(74)	$(19)	$(93)	$(85)	$—	$(85)
Realized and unrealized gains (losses):
Recorded in income	(15)	(25)	(40)	8	(55)	(47)
Recorded in regulatory assets	(28)	—	(28)	(1)	—	(1)
Transfers into Level 3	—	—	—	(1)	—	(1)
Transfers out of Level 3	(1)	—	(1)	1	—	1
Purchases	—	4	4	—	3	3
Settlements	14	(8)	6	4	32	36
Foreign exchange translation	(3)	—	(3)	—	1	1
Balance, end of year	$(107)	$(48)	$(155)	$(74)	$(19)	$(93)

Transfers between different levels of the fair value hierarchy may occur based on fluctuations in the valuation and on the level of observable inputs used to value the instruments from period to period. Transfers into and out of the different levels of the fair value hierarchy are presented at the fair value as of the beginning of the period. Transfers out of Level 3 during the year ended December 31, 2021 were due to an increase in valuations using observable market inputs.
Realized and Unrealized Gains (Losses) Recorded to Income for Level 3 Measurements

Year Ended December 31	2021	2020
Recorded to revenue	$(79)	$(79)
Recorded to cost of sales	39	32
	$(40)	$(47)

Summary of Unrealized Gains (Losses) on Risk Management Contracts Recognized in Net Income

Year Ended December 31	2021	2020
Natural gas	$6	$32
Energy exports	38	10
Crude oil and NGLs	1	4
NGL frac spread	(13)	(5)
Power	9	(15)
Foreign exchange	(23)	(5)
	$18	$21

Offsetting of Derivative Assets and Derivative Liabilities

Certain of AltaGas’ risk management contracts are subject to master netting arrangements that create a legally enforceable right for a counterparty to offset the related financial assets and financial liabilities. As part of these master netting agreements, cash, letters of credit and parental guarantees may be required to be posted or obtained from counterparties in order to mitigate credit risk related to both derivative and non-derivative positions. Collateral balances are also offset against the related counterparties’ derivative positions to the extent the application would not result in the over-collateralization of those derivative positions on the balance sheet.

As at	December 31, 2021
	Gross amounts of recognized assets/liabilities	Gross amounts offset in balance sheet	Netting of collateral	Net amounts presented in balance sheet
Risk management assets (a)
Natural gas	$94	$(22)	$(25)	$47
Energy exports	61	(60)	37	38
NGL frac spread	4	—	—	4
Power	101	(25)	(1)	75
	$260	$(107)	$11	$164

Risk management liabilities (b)
Natural gas	$164	$(22)	$(4)	$138
Energy exports	81	(60)	2	23
Crude oil and condensates	6	—	2	8
NGL frac spread	23	—	—	23
Power	126	(25)	—	101
	$400	$(107)	$—	$293
(a)Net amount of risk management assets on the Balance Sheet is comprised of risk management assets (current) balance of $113 million and risk management assets (non‑current) balance of $51 million.
(b)Net amount of risk management liabilities on the Balance Sheet is comprised of risk management liabilities (current) balance of $128 million and risk management liabilities (non‑current) balance of $165 million.

As at	December 31, 2020
	Gross amounts of recognized assets/liabilities	Gross amounts offset in balance sheet	Netting of collateral	Net amounts presented in balance sheet
Risk management assets (a)
Natural gas	$104	$(38)	$(3)	$63
Energy exports	86	(86)	36	36
Crude oil and NGLs	1	—	—	1
Power	30	(8)	—	22
Foreign exchange	27	(3)	(1)	23
	$248	$(135)	$32	$145

Risk management liabilities (b)
Natural gas	$173	$(38)	$(3)	$132
Energy exports	153	(86)	—	67
NGL frac spread	6	—	—	6
Power	58	(8)	1	51
Foreign exchange	3	(3)	—	—
	$393	$(135)	$(2)	$256
(a)Net amount of risk management assets on the Balance Sheet is comprised of risk management assets (current) balance of $98 million and risk management assets (non‑current) balance of $47 million.
(b)Net amount of risk management liabilities on the Balance Sheet is comprised of risk management liabilities (current) balance of $111 million and risk management liabilities (non‑current) balance of $145 million.

Cash Collateral

The following table presents collateral not offset against risk management assets and liabilities:

As at	December 31, 2021	December 31, 2020
Collateral posted with counterparties	$9	$4
Cash collateral held representing an obligation	$2	$—

Any collateral posted that is not offset against risk management assets and liabilities is included in line item “prepaid expenses and other current assets” in the Consolidated Balance Sheets. Collateral received and not offset against risk management assets and liabilities is included in line item “customer deposits” in the Consolidated Balance Sheets.

Certain derivative instruments contain contract provisions that require collateral to be posted if the credit rating of AltaGas or certain of its subsidiaries falls below certain levels. At December 31, 2021 and December 31, 2020, AltaGas has not posted any collateral related to its derivative liabilities that contained credit-related contingent features. The following table shows the aggregate fair value of all derivative instruments with credit-related contingent features that are in a liability position, as well as the maximum amount of collateral that would be required if specific credit-risk-related contingent features underlying these agreements were triggered:

As at	December 31, 2021	December 31, 2020
Risk management liabilities with credit-risk-contingent features	$42	$32
Maximum potential collateral requirements	$21	$26

Risks associated with financial instruments

AltaGas is exposed to various financial risks in the normal course of operations such as market risks resulting from fluctuations in commodity prices, currency exchange rates and interest rates as well as credit risk and liquidity risk.
Commodity Price Risk

AltaGas enters into financial derivative contracts to manage exposure to fluctuations in commodity prices. The use of derivative instruments is governed under formal risk management policies and is subject to parameters set out by AltaGas’ Risk Management Committee and Board of Directors. AltaGas does not make use of derivative instruments for speculative purposes.

Natural Gas

In the normal course of business, AltaGas purchases and sells natural gas to support its infrastructure business. The fixed price and market price contracts for both the purchase and sale of natural gas extend to 2033. In addition, AltaGas may enter into financial derivative contracts as part of WGL’s asset optimization program. WGL optimized the value of its long-term natural gas transportation and storage capacity resources during periods when these resources are not being used to physically serve utility customers.

AltaGas had the following forward contracts and commodity swaps outstanding related to the activities in the energy services business as at December 31, 2021 and 2020:

December 31, 2021	Fixed price (per GJ)	Period (months)	Notional volume (GJ)	Fair Value
Sales	1.75 to 10.8	1-142	259,750,059	$(8)
Purchases	1.75 to 10.8	1-143	606,923,548	$(102)
Swaps	2.95 to 7.42	1-55	201,266,412	$19

December 31, 2020	Fixed price (per GJ)	Period (months)	Notional volume (GJ)	Fair Value
Sales	1.58 to 7.86	1-157	590,054,996	$32
Purchases	1.58 to 6.47	1-240	1,522,958,497	$(106)
Swaps	2.29 to 7.86	1-60	288,613,586	$5

Crude Oil and NGLs

In the normal course of business, AltaGas utilizes financial swaps to manage the impact of timing between when product is purchased and solid in addition to differing indices on purchase and sales.

December 31, 2021	Fixed price (per Bbl)	Period (months)	Notional volume (Bbl)	Fair Value
Swaps	41.18 to 97.12	1-12	864,000	$(8)

December 31, 2020	Fixed price (per Bbl)	Period (months)	Notional volume (Bbl)	Fair Value
Swaps	19.92 to 62.59	1-9	901,000	$1

Energy Exports

AltaGas entered into a series of swaps to lock in a portion of the volumes exposed to the propane and butane price differentials between North American Indices and the Far East Index for contracts not under tolling arrangements at RIPET and Ferndale. AltaGas had the following contracts outstanding as at December 31, 2021:

December 31, 2021	Fixed price (per Bbl)	Period (months)	Notional volume (Bbl)	Fair Value
Propane and butane swaps	5.2 to 115.54	1-15	38,860,780	$15

December 31, 2020	Fixed price (per Bbl)	Period (months)	Notional volume (Bbl)	Fair Value
Propane and butane swaps	3.57 to 61.46	1-36	37,425,488	$(31)

NGL Frac Spread

AltaGas entered into a series of swaps to lock in a portion of the volumes exposed to NGL frac spread. AltaGas had the following contracts outstanding as at December 31, 2021 and 2020:

December 31, 2021	Fixed price	Period (months)	Notional volume		Fair Value
Propane swaps	33.14 to 59.75/Bbl	1-12	2,099,243	Bbl	$(15)
Butane swaps	36.19 to 36.20/Bbl	1-3	18,967	Bbl	$(1)
Crude oil swaps	63.25 to 89.86/Bbl	1-12	369,495	Bbl	$(4)
Natural gas swaps	2.54 to 3.89/GJ	1-12	11,873,390	GJ	$1

December 31, 2020	Fixed price	Period (months)	Notional volume		Fair Value
Propane swaps	28.83 to 35.36/Bbl	1-12	1,270,350	Bbl	$(5)
Butane swaps	32.45 to 34.02/Bbl	1-12	307,784	Bbl	$(1)
Crude oil swaps	60.08 to 61.95/Bbl	1-12	123,120	Bbl	$—
Natural gas swaps	1.58 to 1.86/GJ	1-12	7,281,570	GJ	$—

Power

AltaGas sells power to the Alberta Electric System Operator at market prices. AltaGas also sells power through its WGL Energy Services affiliate, to commercial, industrial and mass market users within the PJM Regional Transmission Organization at fixed and market prices. AltaGas' strategy is to mitigate the cash flow risk to power prices to provide predictable earnings. Therefore, AltaGas uses third-party swaps and purchase contracts to fix the prices over time on a portion of the volumes to mitigate financial exposure associated with the sale contracts. These power purchase and sale contracts extend to 2026. As at December 31, 2021, AltaGas had no intention to terminate any contracts prior to maturity. AltaGas had the following power commodity forward contracts and commodity swaps outstanding as at December 31, 2021 and 2020:

December 31, 2021	Fixed price (per MWh)	Period (months)	Notional volume (MWh)	Fair Value
Power sales	27.19 to 93.94	1-42	4,938,045	$(60)
Power purchases	27.19 to 93.94	1-53	6,393,003	$69
Swap purchases	(8.13) to 86.84	1-41	22,845,569	$(35)

December 31, 2020	Fixed price (per MWh)	Period (months)	Notional volume (MWh)	Fair Value
Power sales	24.56 to 61.75	1-33	5,482,242	$13
Power purchases	24.56 to 61.88	1-63	8,848,007	$(18)
Swap purchases	(6.26) to 74.26	1-44	24,081,519	$(24)
The table below provides the potential impact on pre-tax income due to changes in the fair value of risk management contracts in place as at December 31, 2021:

Factor	Increase or decrease to forward prices	Increase or decrease to income before tax ($ millions)
PJM power price	US$1/MWh	1
NYMEX natural gas price	US$0.50/GJ	39
Energy Exports:
Propane Far East Index to domestic supply	$1/Bbl	(9)
Baltic LPG Freight	$1/Bbl	5
NGL frac spread:
Natural gas	$0.50/GJ	6

Foreign Exchange Risk

AltaGas is exposed to foreign exchange risk as changes in foreign exchange rates may affect the fair value or future cash flows of the Corporation’s financial instruments. AltaGas has foreign operations whereby the functional currency is the U.S. dollar. As a result, the Corporation’s earnings, cash flows, and OCI are exposed to fluctuations resulting from changes in foreign exchange rates. This risk is partially mitigated to the extent that AltaGas has U.S. dollar-denominated debt and/or preferred shares outstanding. AltaGas may also enter into foreign exchange forward derivatives to manage the risk of fluctuating cash flows due to variations in foreign exchange rates.

AltaGas may designate its external U.S. dollar-denominated debt or certain U.S. dollar-denominated loans that may give rise to a foreign currency transaction gain or loss as a net investment hedge of its U.S. subsidiaries. As at December 31, 2021, AltaGas has designated US$122 million of outstanding loans as a net investment hedge (December 31, 2020 - $nil). For the year ended December 31, 2021, no after-tax unrealized gains or losses were recorded related to the translation of debt in OCI (2020 ‑ after-tax unrealized loss of $9 million).

The following foreign exchange forward contracts were outstanding as at December 31, 2021:

Foreign exchange forward contract	Notional Amount (US$ millions)	Duration	Weighted average foreign exchange rate	Fair Value
Foreign exchange swaps (purchases)	US$10	Less than one year	1.2640	Less than $1 million

The following foreign exchange forward contracts were outstanding as at December 31, 2020:

Foreign exchange forward contract	Notional Amount (US$ millions)	Duration	Weighted average foreign exchange rate	Fair Value
Forward USD sales	US$29	Less than one year	1.3591	$3
Forward USD purchases	US$356	Less than one year	1.2824	$(3)
Foreign exchange swaps (sales)	US$410	Less than one year	1.3322	$23

For the year ended December 31, 2021, AltaGas recorded an after-tax realized gain of $19 million on all foreign exchange forward contracts (2020 - $1 million).
Interest Rate Risk

AltaGas is exposed to interest rate risk as changes in interest rates may impact future cash flows and the fair value of its financial instruments. The Corporation manages its interest rate risk by holding a mix of both fixed and floating interest rate debt. As at December 31, 2021, approximately 87 percent of AltaGas’ total outstanding short-term and long-term debt was at fixed rates (December 31, 2020 - 83 percent). In addition, from time to time, AltaGas may enter into interest rate swap agreements to fix the interest rate on a portion of its banker’s acceptances issued under its credit facilities. There were no outstanding interest rate swaps as at December 31, 2021.

Credit Risk

Credit risk results from the possibility that a counterparty to a financial instrument fails to fulfill its obligations in accordance with the terms of the contract.

AltaGas' credit policy details the parameters used to grant, measure, monitor and report on credit provided to counterparties. AltaGas minimizes counterparty risk by conducting credit reviews on counterparties in order to establish specific credit limits, both prior to providing products or services and on a recurring basis. In addition, most contracts include credit mitigation clauses that allow AltaGas to obtain financial or performance assurances from counterparties under certain circumstances. AltaGas maintains an allowance for doubtful accounts in the normal course of its business.

AltaGas' maximum credit exposure consists primarily of the carrying value of the non-derivative financial assets and the fair value of derivative financial assets. As at December 31, 2021, AltaGas had no concentration of credit risk with a single counterparty.

Weather Related Instruments

WGL Energy Services utilizes heating degree day (HDD) instruments from time to time to manage weather and price risks related to its natural gas and electricity sales during the winter heating season. WGL Energy Services also utilizes cooling degree day (CDD) instruments and other instruments to manage weather and price risks related to its electricity sales during the summer cooling season. These instruments cover a portion of estimated revenue or energy-related cost exposure to variations in HDDs or CDDs. For the year ended December 31, 2021, a pre-tax loss of less than $1 million was recorded related to these instruments (2020 - pre-tax loss of $3 million).
Accounts Receivable Past Due or Impaired

With the exception of accounts receivable which are due in one year or less as summarized in the following table, AltaGas does not have any past due or impaired accounts receivable (AR) as at December 31, 2021:

As at December 31, 2021	Total	AR accruals	Receivables impaired	Less than 30 days	31 to 60 days	61 to 90 days	Over 90 days
Trade receivable	$1,431	$560	$39	$703	$52	$24	$53
Other	35	—	—	35	—	—	—
Allowance for credit losses	(39)	—	(39)	—	—	—	—
	$1,427	$560	$—	$738	$52	$24	$53

As at December 31, 2020	Total	AR accruals	Receivables impaired	Less than 30 days	31 to 60 days	61 to 90 days	Over 90 days
Trade receivable	$1,465	$396	$41	$906	$52	$17	$53
Other	20	—	—	20	—	—	—
Allowance for credit losses	(41)	—	(41)	—	—	—	—
	$1,444	$396	$—	$926	$52	$17	$53

The following table provides a summary of changes to the allowance for credit losses by segment and major type:

	Year Ended December 31, 2021
	Accounts Receivable	Contract Assets (a)	Other long-term investments and other assets	Total
Utilities
Balance, beginning of period	$40	$—	$—	$40
Adjustments to allowance (b)	15	—	—	15
Written off	(22)	—	—	(22)
Recoveries collected	5	—	—	5
Balance, end of period	$38	$—	$—	$38
Midstream
Balance, beginning of period	$1	$1	$2	$4
New allowance	—	—	(2)	(2)
Balance, end of period	$1	$1	$—	$2
Total	$39	$1	$—	$40
(a)An allowance for credit loss is assessed quarterly and is recorded based on historical default rates published by external credit rating agencies and a rate associated with the estimated time frame that the contract asset will be billed to the customer.
(b)Includes $5 million recorded to a regulatory asset relating to the impact of COVID-19 on uncollectible accounts.

	Year Ended December 31, 2020
	Accounts Receivable	Contract Assets (a)	Other long-term investments and other assets (b)	Total
Utilities
Balance, beginning of period	$31	$—	$—	$31
Adjustment upon adoption of ASC 326 (c)	2	—	—	2
Foreign exchange translation	(1)	—	—	(1)
New allowance (d)	32	—	—	32
Written off	(28)	—	—	(28)
Recoveries collected	4	—	—	4
Balance, end of period	$40	$—	$—	$40
Midstream
Balance, beginning of period	$1	$—	$—	$1
Adjustment upon adoption of ASC 326	—	1	3	4
Recoveries collected	—	—	(1)	(1)
Balance, end of period	$1	$1	$2	$4
Corporate/Other
Balance, beginning of period	$2	$—	$—	$2
Adjustment upon adoption of ASC 326	—	—	1	1
Written off	(2)	—	—	(2)
Recoveries collected	—	—	(1)	(1)
Balance, end of period	$—	$—	$—	$—
Total	$41	$1	$2	$44
(a)An allowance for credit loss is assessed quarterly and is recorded based on historical default rates published by external credit rating agencies and a rate associated with the estimated time frame that the contract asset will be billed to the customer.
(b)Includes loan to affiliate, which is no longer outstanding at December 31, 2020, and other long-term receivables. An allowance for credit loss is assessed quarterly and is recorded based on historical default rates published by external credit rating agencies and a rate commensurate with the period in which the receivable is expected to be collected.
(c)Based on previous collection experience, AltaGas did not record an allowance for credit losses for its contract assets associated with its energy management services projects with the U.S. federal government.
(d)Includes $8 million recorded to a regulatory asset relating to the impact of COVID-19 on uncollectible accounts.

Liquidity Risk

Liquidity risk is the risk that AltaGas will not be able to meet its financial obligations as they come due. AltaGas manages this risk through its extensive budgeting and monitoring process to ensure it has sufficient cash and credit facilities to meet its obligations. AltaGas' objective is to maintain its investment-grade ratings to ensure it has access to debt and equity funding as required.
AltaGas had the following contractual maturities with respect to financial liabilities:

	Contractual maturities by period
As at December 31, 2021	Total	Less than 1 year	1-3 years	4-5 years	After 5 years
Accounts payable and accrued liabilities	$1,544	$1,544	$—	$—	$—
Short-term debt	169	169	—	—	—
Other current liabilities (a)	43	43	—	—	—
Risk management contract liabilities	293	128	85	25	55
Current portion of long-term debt (b)	506	506	—	—	—
Long-term debt (b)	7,639	—	1,356	1,775	4,508
	$10,194	$2,390	$1,441	$1,800	$4,563
(a)Excludes non-financial liabilities.
(b)Excludes deferred financing costs, discounts, finance lease liabilities, and the fair value adjustment on the WGL Acquisition.

	Contractual maturities by period
As at December 31, 2020	Total	Less than 1 year	1-3 years	4-5 years	After 5 years
Accounts payable and accrued liabilities	$1,561	$1,561	$—	$—	$—
Dividends payable	22	22	—	—	—
Short-term debt	256	256	—	—	—
Other current liabilities (a)	37	37	—	—	—
Risk management contract liabilities	256	111	51	22	72
Current portion of long-term debt (b)	356	356	—	—	—
Long-term debt (b)	7,581	—	1,771	1,324	4,486
	$10,069	$2,343	$1,822	$1,346	$4,558
(a)Excludes non-financial liabilities.
(b)Excludes deferred financing costs, discounts, finance lease liabilities, and the fair value adjustment on the WGL Acquisition.